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SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
GB&T Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GB&T BANCSHARES, INC.

April 16, 2001

Dear Fellow Shareholder:

    The annual meeting of shareholders of GB&T Bancshares, Inc. will be held at 4:15 p.m. on Monday, May 21, 2001 at the main office of Gainesville Bank & Trust, Gainesville, Georgia for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

    Enclosed with this letter is a copy of our 2000 Annual Report, a notice of the annual meeting, our Proxy Statement, and a proxy card. The Proxy Statement contains information about actions to be taken at the meeting. We encourage you to review these materials so you will be fully informed about the matters that will be considered at the meeting. GB&T Bancshares, Inc. is subject to the rules and regulations of the Securities Exchange Act of 1934, including those relating to the solicitation of proxies.

    To ensure that your shares are voted at the meeting, please complete, date, sign, and return the proxy card in the enclosed postage-paid envelope at your earliest convenience. Every shareholder's vote is important, no matter how many shares you own.

    We encourage you to attend this annual meeting of shareholders. We look forward to your continued support and another good year in 2001.

                      Very truly yours,

                      F. Abit Massey
                       Chairman of the Board

GB&T BANCSHARES, INC.
P.O. Box 2760
Gainesville, Georgia 30503

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 21, 2001

    The annual meeting of shareholders of GB&T Bancshares, Inc. (the "Company") will be held on Monday, May 21, 2001, at 4:15 p.m. at the main office of Gainesville Bank & Trust, 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia, for the purposes of considering and voting upon:

  1.
  The election of 10 directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

  2.
  Such other matters as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 30, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    A Proxy Statement and a proxy card solicited by the Board of Directors are enclosed herewith. Please sign, date, and return the proxy card promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

    Also enclosed is the GB&T Bancshares, Inc. 2000 Annual Report, which contains financial data and other information about the Company.

                      By Order of the Board of Directors,

                      Richard A. Hunt
                       President and Chief Executive Officer

April 16, 2001

Please complete and return the enclosed proxy card promptly so that your vote may be recorded at the meeting if you do not attend.

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

of

GB&T BANCSHARES, INC.

to be held

MAY 21, 2001

GB&T BANCSHARES, INC.
P. O. BOX 2760
GAINESVILLE, GEORGIA 30503

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 21, 2001

SOLICITATION OF PROXIES

    This Proxy Statement and the accompanying proxy card are furnished to the shareholders of GB&T Bancshares, Inc. (the "Company") in connection with the solicitation of proxies for the purposes stated herein, by and on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held at the main office of Gainesville Bank & Trust ("GB&T") at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia, on Monday, May 21, 2001, at 4:15 p.m., or any adjournment or postponement thereof. The cost of this solicitation of proxies will be borne by the Company.

    Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit proxies in person or by telephone.

    At the meeting, shareholders will be asked to vote on a proposal to elect 10 directors that will serve a one-year term that will expire when their successors are elected and qualified at the next annual meeting.

    The approximate date of the mailing of this Proxy Statement to shareholders is April 16, 2001.

REVOCATION OF PROXIES

    The Board of Directors encourages each shareholder to personally attend the Annual Meeting, even if he or she has returned a proxy, which may be revoked by attending the Annual Meeting and voting in person. A shareholder may also revoke his or her proxy at any time before the shares it represents are voted at the Annual Meeting, by delivering either a written revocation or a duly executed proxy bearing a later date to Mr. Samuel L. Oliver, Secretary, P.O. Box 2760, Gainesville, Georgia 30503, or by hand-delivery to the main office of GB&T at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia to the attention of Samuel L. Oliver, Secretary. A shareholder who revokes a proxy, but attends the Annual Meeting, will be given the opportunity to vote in person by ballot at the meeting.

    Proxies in the accompanying form, duly executed and returned to the Company, and not revoked, will be voted at the Annual Meeting, unless the shareholder attends the Annual Meeting and votes in person. Proxies received by the Company will be voted in accordance with the instructions given on the enclosed form of proxy. Proxies that are executed, but that do not contain any specific instructions, will be voted for the election of all the nominees for directors specified herein, and in the discretion of the persons appointed as proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including any vote to adjourn or postpone the annual meeting.

VOTING AND OUTSTANDING STOCK

    Only shareholders of record at the close of business on March 30, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had issued and outstanding 2,766,763 shares of common stock, par value $5.00 per share (the "Common Stock"). All holders of Common Stock are entitled to one vote per share. The Common Stock is the only class of outstanding securities of the Company. Under the Company's Articles of Incorporation, as amended, holders of shares of Common Stock are not entitled to cumulative voting with respect to the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

    The following table provides the numbers of shares and percentage of outstanding shares of Common Stock which were beneficially owned as of March 30, 2001 by: (i) "persons" (as that term is defined by the Securities and Exchange Commission (the "SEC")) who are known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock; (ii) the directors of the Company; (iii) the Named Executive Officers of the Company; and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Donald J. Carter(1)	70,579	2.55%
Dr. John W. Darden(2)	121,333	4.38%
Bennie E. Hewett(3)	62,024	2.31%
Richard A. Hunt, Jr.(4)	52,497	1.89%
James L. Lester(5)	41,581	1.50%
John E. Mansfield, Sr.(6)	170,140	6.14%
F. Abit Massey(7)	144,973	5.23%
Samuel L. Oliver(8)	69,249	2.50%
Alan A. Wayne(9)	12,174	*
Philip A. Wilheit(10)	157,757	5.69%
Gregory L. Hamby(11)	9,000	*
All Executive Officers and Directors as a group (11 persons)	913,307	32.16%

The address for each of the persons named above is Post Office Box 2760, Gainesville, Georgia 30503.

*
Denotes less than 1%.

(1)
Includes 1,500 shares owned by Mr. Carter's wife and 992 shares held by the Carter Land Profit Sharing Plan. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(2)
Includes 10,750 shares owned by Dr. Darden's wife, for all of which shares Dr. Darden has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(3)
Includes 1,292 shares held by Mr. Hewett's children, 7,275 shares held by Mr. Hewett's IRA and 46,905 shares held by Citizens Family Partnership, for all of which shares Mr. Hewett has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(4)
Includes 625 shares held by Mr. Hunt's mother, for all of which shares Mr. Hunt has investment and voting power. Also includes options to purchase 15,000 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(5)
Includes 30,340 shares owned by J. L. Lester & Son, for all of which shares Mr. Lester has investment and voting power.

(6)
Includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(7)
Includes 3,114 shares owned by Mr. Massey's wife, 69,308 shares held by Georgia Poultry Federation Special Account, and 67,375 shares held by Massey Family Properties, L.P., for all of which shares Mr. Massey has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(8)
Includes 12,575 shares owned by Mr. Oliver's wife, 1,293 shares held by Mr. Oliver's children, 41,706 shares held by the Hulsey, Oliver & Mahar 401(K) Plan for the benefit of Mr. Oliver, and 250 shares held by Hulsey & Oliver Building Company, for all of which shares Mr. Oliver has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(9)
Includes 1,474 shares owned by Mr. Wayne's wife, for all of which shares Mr. Wayne has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(10)
Includes 11,031 shares owned by Mr. Wilheit's wife, 11,638 shares held by Mr. Wilheit's children, and 1,874 shares held by the Wilheit Family Partnership, for all of which shares Mr. Wilheit has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

(11)
Includes options to purchase 7,500 shares, which are currently exercisable under the Company's Stock Option Plan of 1997, 200 shares held by Mr. Hamby's children and 250 shares are held in an individual retirement account for Mr. Hamby's benefit.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

    The By-Laws of the Company provide that "the Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of a majority of the Board of Directors. The Board may increase or decrease the number of directors by not more than two in any one year so long as such increase or decrease does not place the number of directors at less than five nor more than twenty-five." The Board of Directors has set the current number of directors at ten.

    For purposes of the Annual Meeting, the directors will be elected by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy, so long as a quorum is present at the meeting. A quorum is present when the holders of a majority of the shares outstanding on the Record Date are present at a meeting in person or by proxy. An abstention would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting.

    Each proxy card executed and returned by a shareholder will be voted as specified thereon by the shareholder. If a proxy card is executed, but no specification is made, the proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. If any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the proxy be voted for more than ten nominees.

    The Board of Directors has nominated and recommends to the Company's shareholders the election of each of the nominees set forth below as a director of the Company until the 2002 Annual Meeting of Shareholders, or until his successor is duly elected and qualified. All of the nominees are currently directors of the Company. If any nominee is unable to serve as a director, shares represented by proxy will be voted in favor of such nominee as the Board may adopt as a substitute by majority vote of the Board. At this time, the Board knows of no reason any nominee will be unable to serve as a director.

    Each of the ten persons listed below as director nominees will be nominated to serve until the 2002 Annual Meeting of Shareholders, or until his successor is duly elected and qualified. It is the intention of the persons designated in the proxy card to vote for the election of the nominees listed below.

Donald J. Carter	James L. Lester
John E. Mansfield, Sr.	Dr. John W. Darden
F. Abit Massey	Philip A. Wilheit
Bennie E. Hewett	Samuel L. Oliver
Richard A. Hunt, Jr.	Alan A. Wayne

    The following are the names and ages of the nominees, his age at December 31, 2000, the year each individual began continuous service as director of the Company and the business experience of each, including principal occupations, at present and for at least the past five years.

Name, Age & Term as Director	Principal Occupation for Last Five Years & Other Directorships
Donald J. Carter, age 68 Director since 1987	Mr. Carter is Vice-President of Don Carter Realty Co., a real estate brokerage firm.
Dr. John W. Darden, age 55 Director since 1987	Dr. Darden is a medical doctor whose practice is limited to surgery. He is a partner in Northeast Georgia Surgical Associates.
Bennie E. Hewett, age 62 Director since 1987	Mr. Hewett is President of Capital Loan Company of Gainesville, Inc. and Chairman of the Board of Delta Management Company, which operates a chain of consumer finance companies located in Georgia, South Carolina, Texas and Louisiana.
Richard A. Hunt, Jr., age 56 Director since 1987	Mr. Hunt is President and Chief Executive Officer of the Company and GB&T, positions he has held since July 1987.
James L. Lester, age 55 Director since 2000	Mr. Lester is President of JLL Enterprises, and has been Vice President of Sales for EBY-Brown, Rockmart, GA since 1998. Prior thereto, Mr. Lester was President of JL Lester & Son, Inc.
John E. Mansfield, age 68 Director since 1987	Mr. Mansfield is Chairman of the Board of Mycelx Technologies, a manufacturer of oil remediation products. Prior to 1998, Mr. Mansfield was Chairman of the Board of Mansfield Oil Company, a petroleum distributor, and President of Kangaroo, Inc., a convenience store chain.

F. Abit Massey, age 73 Director since 1987	Mr. Massey is Chairman of the Board of the Company. He serves as Executive Director of Georgia Poultry Federation, a trade association for the poultry industry. Mr. Massey also is a Director of Cotton States Life Insurance Company.
Samuel L. Oliver, age 58 Director since 1987	Mr. Oliver is Secretary of the Company. He is a practicing attorney and partner in the law firm of Hulsey, Oliver & Mahar, which has served as legal counsel to the Company since its organization.
Alan A. Wayne, age 58 Director since 1992	Mr. Wayne is a partner in Wayne Co. Development, the President of Wayne Brothers, Inc. and the President of Chattahoochee Parks, Inc. All are commercial real estate development companies.
Philip A. Wilheit, age 56 Director since 1987	Mr. Wilheit is Vice Chairman of the Board of Directors of the Company. He serves as President of Wilheit Packaging Materials Company/Unisource, a distributor of packaging materials and other paper-related products.

    There are no family relationships between any director, executive officer or nominee for director of the Company or any of its subsidiaries.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

    The Board of Directors has a standing Audit Committee, composed of Messrs. Hunt, Massey, Oliver, Carter, Hewett and Wilheit, which held four quarterly meetings during 2000. The Audit Committee recommends to the Board of Directors the engagement of the independent accountants of the Company and reviews the scope and results of the audits and the internal accounting controls of GB&T and United Bank & Trust, a subsidiary bank owned by the Company ("UB&T" and collectively with GB&T, the "Banks").

    The Board does not have a standing nominating or compensation committee. The Executive Committee serves as a compensation committee from time to time as appropriate. During 2000, the Executive Committee met eleven times. The members of the Executive Committee are Messrs. Massey, Wilheit, Oliver, and Hunt.

    The Board of Directors of the Company held eleven regular meetings and one special meeting during the year ended December 31, 2000.

    All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and committees of which the director is a member.

    The members of the Board of Directors of the Company receive fees for Company Board meetings in the amount of $300 per meeting.

Compensation Committee Interlocks And Insider Participation

    The Board of Directors does not have a standing compensation committee. The Executive Committee serves as a compensation committee from time to time as appropriate. The members of the Executive Committee are Messrs. Massey, Wilheit, Oliver, and Hunt. Mr. Oliver currently serves as the Secretary of the Company, and is a partner in the law firm of Hulsey, Oliver & Mahar, which firm served as legal counsel to the Company in 2000. Mr. Hunt currently serves as the President and Chief Executive Officer of the Company and of GB&T.

EXECUTIVE OFFICERS

    The table below sets forth each executive officer of the Company by name, age at December 31, 2000, the year first elected as an officer of the Company, position with the Company, and business experience for the past five years.

Name	Age	Year First Elected	Business Experience
Richard A. Hunt, Jr.	56	1987	President and Chief Executive Officer. Mr. Hunt also serves in the same positions with GB&T.
Gregory L. Hamby	46	1996
			Executive Vice President and Chief Financial Officer. Mr. Hamby also serves in the same positions with GB&T. Previously, he served as Senior Vice President of the Company and GB&T, and from 1995 to 1996 he served as Vice President and Accounting Manager of GB&T.

EXECUTIVE COMPENSATION

    The following table sets forth certain information for each of the Company's last three fiscal years concerning compensation paid by the Company to its President and Chief Executive Officer and its Executive Vice President and Chief Financial Officer. There were no other executive officers of the Company who earned over $100,000 in salary, bonus and directors' fees during the fiscal year ended December 31, 2000. These individuals may be referred to elsewhere in this Proxy Statement as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position(s)	Year	Salary		Bonus(1)		Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options	All Other Compensation
Richard A. Hunt, Jr President and Chief Executive Officer	2000 1999 1998	$ $ $	140,000 109,500 109,500	$ $ $	79,934 70,039 58,883	— — —	— — —	— — —	$ $ $	32,395 30,082 25,618	(2) (3) (4)
Gregory L. Hamby Executive Vice President and Chief Financial Officer	2000 1999 1998	$ $ $	90,000 78,000 70,000	$ $ $	10,971 12,508 7,182	— — —	— — —	— — —	$ $ $	5,016 3,416 3,183	(5) (5) (5)

(1)
The principal officers of the Company participate in an incentive compensation plan that provides for discretionary annual bonuses. Under Mr. Hunt's incentive compensation arrangement, the amount of the discretionary annual bonus is determined by a pre-set formula established by the Board of Directors based upon the pre-tax profit of the Bank for the preceding year.
(2)
Includes $7,875 401(k) match, $630 auto allowance, $3,240 social club dues, and $20,650 in director's fees.
(3)
Includes $9,600 401(k) match, $1,052 auto allowance, $2,930 social club dues, and $16,500 in director's fees.
(4)
Includes $7,200 401(k) match, $1,218 auto allowance, $2,700 social club dues, and $14,500 in director's fees.
(5)
Represents 401(k) match for each year.

OPTION GRANTS

    No stock options were granted in 2000 to Named Executive Officers of the Company.

Fiscal Year-End Options/SAR Values

    The following chart shows the value of unexercised options held by the Named Executive Officers. No options were exercised during 2000.

			Number of Securities Underlying Unexercised Options at Fiscal Year End
					Value of Unexercised In-the-Money Options at Fiscal Year End(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard A. Hunt, Jr. President and CEO	—	—	15,000	35,000	$247,500	$577,500
Gregory L. Hamby Executive Vice President and CFO	—	—	7,500	17,500	$123,750	$288,750

(1)
Based on a price per share of $16.50, the last sales price for Common Stock in 2000.

CHANGE IN CONTROL ARRANGEMENTS

    In August 1996, GB&T and Richard A. Hunt, GB&T's President and Chief Executive Officer, entered into an Employment Agreement. The Employment Agreement becomes effective only upon a Change in Control of GB&T (as defined below), and continues for a term of two years thereafter. During the term of the Employment Agreement, Mr. Hunt would be entitled to receive, among other benefits, an annual salary equal to at least the average of the base compensation (base salary and incentive bonus) paid to Mr. Hunt by GB&T for the three calendar years preceding the Change in Control. Upon a Change in Control, the Employment Agreement may be terminated by GB&T for cause. If the Employment Agreement is terminated by GB&T other than for cause, GB&T would be required to pay Mr. Hunt a sum equal to the base salary he would otherwise be entitled to receive for the remaining term of the Employment Agreement. Upon a Change in Control, Mr. Hunt may terminate the Employment Agreement upon two weeks' notice to GB&T.

    A "Change in Control" of GB&T is defined in the Employment Agreement to include, with certain exceptions:

  (i)
  the closing of any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition of beneficial ownership by any person, entity or group (other than members of the board of directors of GB&T serving as of August 12, 1996) or other persons or entities acting in concert, of at least 50% of the outstanding shares of Common Stock; or

  (ii)
  the closing of the sale of all or substantially all of the assets of GB&T.

CERTAIN TRANSACTIONS

    In the ordinary course of business, the Banks have and anticipate that they will continue to have transactions with various directors, officers, principal shareholders and their associates on substantially the same terms (including price, interest rates, collateral, and repayment terms) as those prevailing at the time for comparable transactions with unrelated parties. None of such banking transactions involve more than the normal risk of collectibility and do not present other unfavorable features to the Banks.

    GB&T's main office is owned jointly by GB&T and Mr. Carter. This joint ownership is the result of the purchase by GB&T of the undivided half-interest of a non-affiliated third party on January 5, 1989. The cost of this purchase was $390,000, which included $250,000 for a half-interest in the land, $135,500 for one-half of actual expenses incurred on the project as of the date of purchase for fees, site preparation and interest paid to banks, and the amounts paid to the seller for interest on his funds invested in the project to the date of purchase. GB&T and Mr. Carter entered into a partnership agreement under which they shared equally in the cost of construction and all income and expenses arising from the operation of the building. The total cost to GB&T of its interest in the land and building is approximately $1.8 million, including GB&T's leasehold improvements. The price of the land was determined by an independent, professional appraisal to be the approximate fair market value of the land. Construction of the building was substantially completed and occupied by GB&T in January 1990.

    Mr. Samuel L. Oliver, a director of the Company, is a partner in the law firm of Hulsey, Oliver & Mahar in Gainesville, Georgia, which firm served as legal counsel to the Company in 2000. It is anticipated that this firm will also provide legal services to the Company and the Banks during 2001.

CERTAIN LITIGATION

    The Company is not aware of any material pending legal proceedings to which the Company or either of its subsidiary banks is a party or to which any of their property is subject.

REPORT OF COMPENSATION COMMITTEE OF BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

    The following report is provided to shareholders by the members of the Executive Committee of the Board of Directors, which performs the functions of a compensation committee from time to time as appropriate.

    The Board of Directors does not have a standing compensation committee. The Executive Committee serves as a compensation committee from time to time as appropriate. The Executive Committee, comprised of one employee director and three non-employee directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company has designed its compensation programs to provide a competitive level of total compensation and to include incentive and equity ownership opportunities linked to its performance and shareholder return.

Compensation Philosophy

    When acting as a compensation committee, the Executive Committee's primary goal is to align compensation with the Company's business objectives and performance. The Company aims to attract, retain and reward executive officers and other key employees who contribute to long-term shareholder value. To establish the relationship between executive compensation and the creation of shareholder value, the Company has adopted a total compensation package comprised of base salary, bonus, and stock option awards. Key elements of this compensation philosophy are:

  •
  The Company pays competitively relative to leading banking companies with which the Company competes for talent.

  •
  The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  •
  The Company provides significant equity-based incentives for executives and other key employees to ensure that those individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners, not just as employees.

Compensation Program

    The Company's executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the philosophy set forth above. The Company considers these components of compensation individually, as well as collectively, in determining total compensation for executive officers.

  Base Salary

    Each year the Executive Committee establishes base salaries for individual executive officers, consistent with the parameters set forth in each individual executive officer's employment agreement, if any, and based upon other factors, including (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, and (iii) performance judgments as to each individual's past and expected future contributions. The Executive Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's executive officers other than the Chief Executive Officer. The Executive Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Executive Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

  Annual Cash (Short-Term) Incentives

    The Company has established a discretionary, annual cash incentive plan for its officers to provide a direct linkage between individual pay and accomplishing key annual corporate objectives. Target annual bonus awards are established for officers and other management employees, consistent with the parameters set forth in their respective employment agreements, if any. Each officer, other than the Chief Executive Officer, who served during and at the end of fiscal year 2000 was eligible to receive a bonus for such service of up to 15% of base salary.

    In establishing the bonus amounts for 2000, the Executive Committee considered the attainment of certain corporate earnings goals. The Executive Committee also considered the performance of each officer in his or her respective areas of accountability and each officer's respective contribution to the Company's success. The major portion of each officer's annual performance bonus is based on attainment of the overall corporate earnings goals, which are determined at the beginning of the year.

    The bonus award paid to the Chief Executive Officer was based on a percentage, determined by the Executive Committee at the beginning of the year, of the Company's net income for fiscal year 2000, as adjusted upward or downward based on certain criteria established by the Executive Committee.

  Equity-Based Incentive Compensation

    Through stock option grants, executives receive significant equity incentives to build long-term shareholder value. With respect to incentive stock options, the exercise price of such options granted under the Company's stock option plan is 100% of the fair market value of the underlying stock on the date of grant, and with respect to non-qualified stock options, the exercise price of such options granted under this stock option plan is no less than 85% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the value of the Company's common stock appreciates over the long term.

Employment Agreements

    Richard A. Hunt, President and Chief Executive Officer of the Company, is a party to an employment agreement with GB&T, which is described above under the heading "Change In Control Arrangements."

Compliance with Internal Revenue Code Section 162(m)

    The Executive Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. Since the targeted cash compensation of each of the Named Executive Officers is well below the $1 million threshold and the Executive Committee believes that any options granted under the Company's stock option plan will meet the requirements of being performance-based under the transitional provisions provided in the regulations under Section 162(m), the Executive Committee believes that Section 162(m) will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws.

Dated: April 16, 2001	Respectfully submitted,
The Executive Committee
F. Abit Massey
Philip A. Wilheit
Samuel L. Oliver
Richard A. Hunt, Jr.

    The foregoing report of the Executive Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

REPORT OF AUDIT COMMITTEE OF BOARD OF DIRECTORS

    The Audit Committee is comprised of one employee director and five non-employee members, and is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board of Directors on May 15, 2000. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A. The Board of Directors, in its business judgment, has determined that four of the six members of the Audit Committee are "independent," as required by applicable listing standards of National Association of Securities Dealers.

    The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as its independent accountants. In addition, the Audit Committee is responsible for recommending to the Board of Directors that the Company's financial statements be included in the Company's annual report to shareholders.

    The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management, and has discussed with Mauldin & Jenkins, LLC, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Mauldin & Jenkins required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Mauldin & Jenkins with that firm.

    Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Dated: April 16, 2001	Respectfully submitted,
The Audit Committee
F. Abit Massey
Richard A. Hunt, Jr.
Samuel L. Oliver
Donald J. Carter
Bennie E. Hewett
Philip A. Wilheit

STOCK PERFORMANCE GRAPH

    The following graph shows a comparison of total return to shareholders for the Company, the Nasdaq Stock Market (U.S.) Index and The Nasdaq Bank Stocks Index from January 1, 1996 to December 31, 2000. The graph assumes that the value of investment in the Company's Common Stock and in each index was $100 on January 1, 1996 and that all dividends were reinvested.

ASSUMES $100 INVESTED ON JAN. 1, 1996
ASSUMES DIVIDENDS REINVESTED

INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Mauldin & Jenkins, LLC as the Company's independent public accountants for the fiscal year ending December 31, 2001. Mauldin & Jenkins also acted in such capacity during the fiscal year ended December 31, 2000. Representatives of Mauldin & Jenkins will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

Audit Fees

    The Company was billed aggregate fees of $89,200 by Mauldin & Jenkins, LLC for professional services rendered for the audit of the Company's financial statements for fiscal year 2000, and the reviews of the Company's financial statements included in the Company's Forms 10-Q filed during fiscal year 2000.

All Other Fees

    The Company was billed aggregate fees of $83,391 by Mauldin & Jenkins, LLC for all other services rendered to the Company during fiscal year 2000. The Audit Committee of the Company's Board of Directors believes that the provision of these services by Mauldin & Jenkins is compatible with maintaining the independence of Mauldin & Jenkins as the Company's independent public accountants.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

    No officer or director has any substantial interest in any matter to be acted upon at the Annual Meeting, other than the election of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the two fiscal years ended December 31, 2000, all of the Company's officers, directors and persons who own more than ten percent of the Common Stock complied with all applicable Section 16(a) filing requirements.

OTHER BUSINESS

    Action will be taken on whatever other business may properly come before the Annual Meeting. Management is not aware of any other business matters to be considered at the Annual Meeting, except the Report of Management and the presentation of financial statements. If other matters properly come before the meeting, the persons designated in the proxy will have discretionary authority to vote proxies with respect to such matters and in accordance with the recommendations of management.

    The minutes of the 2000 Annual Meeting are available for inspection at the Company during normal business hours, and will be presented at the meeting for approval. It is not intended that approval of those minutes will constitute ratification of matters referred to therein.

ANNUAL DISCLOSURE STATEMENT

    Financial information about the Company is available to customers, shareholders, and the general public on request.

    The Company will provide, without charge, to each shareholder from whom a proxy is solicited, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including the financial statements and the schedules thereto required to be filed with the SEC. Such written request should be addressed to:

GB&T BANCSHARES, INC.
P.O. BOX 2760
GAINESVILLE, GEORGIA 30503
ATTN: GREGORY L. HAMBY, EXECUTIVE VICE PRESIDENT

SHAREHOLDER PROPOSALS

    The Company expects that its 2002 Annual Meeting of Shareholders will take place in May 2002. Any shareholder proposal intended to be presented at the 2002 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy card for that meeting must be received by the Company, directed to the attention of Samuel L. Oliver, Secretary, not later than December 14, 2001. Unless the Company is notified of any other shareholder proposal intended to be presented for action at the 2002 Annual Meeting of Shareholders not later than 45 days before the day and month of mailing proxy statements in 2002, which mailing is expected to occur in April 2002, proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

    Management urges you to sign and return the enclosed proxy card as promptly as possible, whether or not you plan to attend the Annual Meeting in person. If you do attend, you may then withdraw your proxy.

APPENDIX A

AUDIT COMMITTEE CHARTER

    The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

    In meeting its responsibilities, the audit committee is expected to:

  1.
  Provide an open avenue of communication between the internal auditors, the independent accountant, and the board of directors.

  2.
  Review and update the committee's charter annually.

  3.
  Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

  4.
  Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

  5.
  Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

  6.
  Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

  7.
  Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

  8.
  Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of the audit resources.

  9.
  Consider and review with the independent accountant and the director of internal auditing:

  •
  The adequacy of the company's internal controls including computerized information system controls and security.

  •
  Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

  10.
  Review with management and the independent accountant at the completion of the annual examination:

  •
  The company's annual financial statements and related footnotes.

  •
  The independent accountant's audit of the financial statements and his or her report thereon.

  •
  Any significant changes required in the independent accountant's audit plan.

  •
  Any serious difficulties or disputes with management encountered during the course of the audit.

  •
  Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

A-1

  11.
  Consider and review with management and the director of internal auditing:

  •
  Significant findings during the year and management's responses thereto.

  •
  Any difficulties encountered in the course of their audits, including any restictions on the scope of their work or access to required information.

  •
  Any changes required in the planned scope of their audit plan.

  •
  The internal auditing department budget and staffing.

  •
  Internal auditing's compliance with The IIA's Standards for the Professional practice of Internal Auditing (Standards).

  12.
  Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

  13.
  Review policies and procedures with respect to officers' expense accountants and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

  14.
  Review with the director of internal auditing and the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

  15.
  Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, the programs and reports received from regulators.

  16.
  Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

  17.
  The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

  18.
  The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

  19.
  The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least five independent members of the board of directors who shall serve at the pleasure of the board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

A-2

REVOCABLE PROXY

GB&T BANCHSARES, INC.

/x/  PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

   The undersigned, being a stockholder of the Common Shares of GB&T Bancshares, Inc. (the "Company"), acknowledges receipt of the notice of the annual meeting of stockholders of the Company to be held on May 21, 2001, and the within proxy statement, and appoints James H. Moore and John W. Jacobs III, and either of them, the attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned to the number of shares of Common Stock the undersigned would be entitled to vote if personally present at the annual meeting of the Company, as stated, and at any adjournment and adjournments thereof, and to vote all shares of Common Stock held by the undersigned and entitled to be voted upon the following matters (Management recommends a "For" vote on each item):

		For	With- Hold	For All Except
1.	Election of Directors. For all nominees listed below (except as marked to the contrary below):	/ /	/ /	/ /
Donald J. Carter, Dr. John W. Darden, Bennie E. Hewett, Richard A. Hunt, Jr., James L. Lester, John E. Mansfield, Sr., F. Abit Massey, Samuel L. Oliver, Alan A. Wayne and Philip A. Wilheit
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name(s) in space provided below.

2.	Other Matters to Come Before the Meeting.

   The shares covered by this proxy will be voted in accordance with the selection indicated. IF NO SELECTION IS MADE, THEY WILL BE VOTED IN FAVOR OF THE ABOVE ITEMS.

   Please sign exactly as your name appears on the stock certificate. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If shares are held in the name of two or more persons, all should sign.

Please be sure to sign and date this Proxy in the box below	Date

Shareholder sign aboveCo-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

GB&T BANCSHARES, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED

QuickLinks

SOLICITATION OF PROXIES
REVOCATION OF PROXIES
VOTING AND OUTSTANDING STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Item 1 on the Proxy Card)
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS
CHANGE IN CONTROL ARRANGEMENTS
CERTAIN TRANSACTIONS
CERTAIN LITIGATION
REPORT OF COMPENSATION COMMITTEE OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE OF BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH
INDEPENDENT PUBLIC ACCOUNTANTS
INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
ANNUAL DISCLOSURE STATEMENT
SHAREHOLDER PROPOSALS
APPENDIX A AUDIT COMMITTEE CHARTER
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY